Goodwill	12 Months Ended
Jun. 30, 2025
Goodwill [Abstract]
Goodwill

18. Goodwill

The changes in the carrying amount of goodwill were as follows:

	2025	2024
Balance at beginning of the year ended June 30	$—	$—
Goodwill acquired in business combination (Note 17)	9,359,949	—
Impairment loss	(9,359,949)	—
Balance at end of the year ended June 30	$—	$—

The Company allocated the goodwill recognized in its business combination during the year ended June 30, 2025 to the “sales of AI server and related IT equipment” reporting unit and subsequently performed annual goodwill impairment testing as of June 30 at the reporting unit level in accordance with ASC 350-20.

Considering the actual operating losses of “sales of AI server and related IT equipment” reporting unit, the Company determined that a quantitative assessment was required as of June 30, 2025. The Company compared the fair value of “sales of AI server and related IT equipment” reporting unit to its carrying amount, including the allocated goodwill. The fair value was estimated using the income approach with certain key assumptions including revenue growth rate, gross profit margin and discount rate which are subject to high degree of judgment and complexity. The growth rates for the forecasted period are based on management’s expectations of the performance of the business, planned growth in market share and growth in the market. These calculations used five-year cash flow projections and assumed a 2.0% terminal growth rate thereafter. The discount rate used of 11.5% for the impairment test for the year ended June 30, 2025 represents the weighted average cost of capital (“WACC”) of the Company and is a post-tax rate. The starting point for the five-year cash flow projections is the financial year ending 30 June 2026.

The market risk is reflected in the discount rate used through its components, cost of equity and cost of debt. The cost of equity is calculated using the Capital Asset Pricing Model (“CAPM”) and its formula includes the market return and the sensitivity of the Company to that market return. The WACC also includes the risk-free rate both in the calculation of the cost of equity and the cost of debt. If the market uncertainty increases, the risk-free rate would also increase to reflect this. Moreover, the market risk is also reflected through the determination of the cost of debt as the current market prices are included in the considered credit risk.

As a result, the fair value of “sales of AI server and related IT equipment” reporting unit was estimated to be below the carrying value and the Company recorded a $9,359,949 goodwill impairment for the year ended June 30, 2025.

The following table provides the key assumptions used in the impairment assessment of goodwill and the sensitivity analysis for the key assumptions as of June 30, 2025:

		Sensitivity on estimate
Significant unobservable input	Base case	Estimate	Impact
Revenue growth rate	3.2% - 40.8%	+10%/-10%	$466,211/(429,388)
Gross profit margin	3.0%	+10%/-10%	$810,193/(828,072)
Discount rate	11.5%	+10%/-10%	$(103,338)/131,990